UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	September 4, 2008
Grubb & Ellis Healthcare REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-53206 (Commission File Number)	20-4738467 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 300 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code:          714-667-8252
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
On September 4, 2008, we distributed a 2008 Second Quarter Investor Update newsletter, or the Newsletter, to the stockholders of Grubb & Ellis Healthcare REIT, Inc. The full text of the Newsletter is attached as Exhibit 99.1 to this report and is incorporated by reference into this Item 7.01.
The information furnished under this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1 Grubb & Ellis Healthcare REIT, Inc. 2008 Second Quarter Investor Update

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grubb & Ellis Healthcare REIT, Inc.
Date: September 4, 2008	By:	/s/ Scott D. Peters
		Name:	Scott D. Peters
		Title:	Chief Executive Officer and President

EXHIBIT INDEX
Exhibit No.	Description
99.1	Grubb & Ellis Healthcare REIT, Inc. 2008 Second Quarter Investor Update